Exhibit 10.7

Piggyback Registration Rights Agreement

This Piggyback Registration Rights Agreement (the “Agreement”) is entered into as of October 18, 2022 (the “Effective Date”), by and between Sysorex, Inc., a Nevada corporation (the “Company”), and each of the persons or entities set forth on the signature pages hereof (each an “Investor” and collectively, the “Investors”). The Company and the Investors may be referred to herein collectively as the “Parties” and each individually as a “Party”.

WHEREAS, pursuant to the Securities Purchase Agreement entered into by and between the Company and the Investors as of the Effective Date (the “SPA”), the Company has, among other things, agreed to issue and sell to the Investors warrants in the form of Common Stock Purchase Warrant – Form 2 to acquire 500,000,000 shares of Company’s common stock, par value $0.00001 per share (the “Common Stock”) in the form as attached to the SPA as Exhibit A-2, at an exercise price of $0.001 per share (collectively, the “Warrant 2s”); and

WHEREAS, as an inducement to the Investors to execute and deliver the SPA, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities Laws, with respect to the shares of Common Stock issuable on any exercise of the Warrant 2s;

NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I. Definitions and Interpretation

Section 1.01 Definitions. Defined terms used herein without definition shall have the meanings given in the SPA or the other Transaction Documents. In addition to such terms and the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings:

(a)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(b)	“Register,” “Registered,” and “Registration” refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

(c)	“Registrable Securities” means (i) the shares of Common Stock issuable on exercise of the Warrant 2s, as set forth on each Investor’s signature page hereto, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act.

Section 1.02 Interpretive Provisions. Unless the express context otherwise requires, the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; the terms “Dollars” and “$” mean United States Dollars, unless otherwise specified herein; references herein to a specific Section, Subsection or Recital shall refer, respectively, to Sections, Subsections or Recitals of this Agreement; wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; references herein to any gender shall include each other gender; references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.02 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II. Registration

Section 2.01 Piggyback Registration Rights. If at any time following the Trigger Date, and while the Investor remains the holder of any Registrable Securities thereafter, the Company proposes to file any registration statement under the Securities Act with respect to the Common Stock (a “Registration Statement”) for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to Investor as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to Investor in such notice the opportunity to register the sale of such number of Registrable Securities as Investor may request in writing within five (5) days following receipt of such notice (a “Piggyback Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If Investor proposes to distribute its Registrable Securities through a Piggyback Registration that involves an underwriter or underwriters, then it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggyback Registration.

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Section 2.02 Limitations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the Investor and the holders of any other shares of Common Stock which are also “Registrable Securities” under an agreement similar to this Agreement (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration (i) first, the shares of Common Stock that the Company proposes to sell; and (ii) the shares of Common Stock requested to be included therein by the Investor and the other holders of Registrable Securities, allocated among the Investor and such other holders pro rata based on the number of Registrable Securities held by each of Investor and such other holders.

Section 2.03 Withdrawal. Investor may elect to withdraw such Investor’s request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by Investor of Registrable Securities in connection with such Piggyback Registration as provided in Section 2.06.

Section 2.04 Notification. The Company shall notify Investor of Registrable Securities at any time when a prospectus relating to such Investor’s Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of Investor, the Company shall also prepare, file and furnish to Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to Investor, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Investor shall not offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

Section 2.05 Information. The Company may request that Investor furnish the Company such information with respect to Investor and Investor’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the Securities and Exchange Commission (the “SEC”) in connection therewith, and Investor shall furnish the Company with such information.

Section 2.06 Fees and Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which Investor of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of Investor.

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Article III. Indemnification

Section 3.01 General Application. In the event any Registrable Securities are included in the Registration Statement under this Agreement this Article III shall apply thereto.

Section 3.02 Indemnification.

(a)	To the fullest extent permitted by Law and subject to the terms and conditions herein, the Company will, and hereby does, agree to indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, such Investor within the meaning of the Securities Act or the Exchange Act (each, an “Investor Indemnified Party”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” Laws of any jurisdiction in which such Investor has requested in writing that the Company register or qualify the Shares (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other Law, including, without limitation, any state securities Law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement, and the Company shall notify Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 3.02(c) the Company shall reimburse the applicable Investor and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim related to a Violation. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 3.02 (i) shall not apply, as to an Investor, to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any such Investor’s Investor Indemnified Party expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of such Investor to deliver or to cause to be delivered the prospectus made available by the Company or (b) any such Investor’s Investor Indemnified Party’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by such Investor or of such Investor’s failure to register as a dealer under applicable securities Laws; (iv) any omission of such Investor to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to such Investor or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Party and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement.

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(b)	In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in this Section 3.02, the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of the Company, each individual or entity who controls the company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual (each a “Company Indemnified Party”) against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is incurred, arises out of or related to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities Law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, but only to the extent that such untrue statements or omissions are based upon information regarding such Investor furnished to the Company by such Investor for use therein, and such Investor will reimburse any legal or other expenses reasonably incurred by any Company Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 3.02(b) and the agreement with respect to contribution contained in Section 3.04 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. Each Investor shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which such Investor is aware.

(c)	Any indemnity hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of any Investor Indemnified Party or Company Indemnified Party (each, an “Indemnified Party”), as applicable, and shall survive the resale of the Registrable Securities by the Investors pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Article III with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

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(d)	Promptly after receipt by an Indemnified Party under this Article III of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article III, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Party; provided, however, that an Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Party, the representation by counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Party and such counsel shall be selected by the Investors a party to such dispute, if such Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effectuated without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Article III, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

Section 3.03 Additional Rights. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the Law.

Section 3.04 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by Law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Article III to the fullest extent permitted by Law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Article III; and (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation.

Article IV. Miscellaneous

Section 4.01 Notices. Any notices hereunder shall be given in accordance with the terms of the SPA.

Section 4.02 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all reasonable costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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Section 4.03 Amendments; No Waivers; No Third-Party Beneficiaries.

(a)	This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Company and by Investors purchasing a majority of the Units on the Closing Date.

(b)	Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by another Party shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(c)	Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(d)	This Agreement is strictly between the Parties and, and except as specifically provided herein, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 4.04 No Consequential Damages. Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

Section 4.05  Expenses. Unless otherwise contemplated or stipulated by this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 4.06  Further Assurances. Each Party shall execute and deliver such documents and other papers and take such further action as may be reasonably required to carry out the provisions of this Agreement.

Section 4.07  Successors and Assigns; Benefit. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall have any power or any right to assign or transfer, in whole or in part, this Agreement, or any of its rights or any of its obligations hereunder, including, without limitation, any right to pursue any claim for damages pursuant to this Agreement or the transactions contemplated herein, or to pursue any claim for any breach or default of this Agreement, or any right arising from the purported assignor’s due performance of its obligations hereunder, without the prior written consent of the other Party and any such purported assignment in contravention of the provisions herein shall be null and void and of no force or effect.

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Section 4.08 Governing Law; Etc.

(a)	This Agreement, and all matters based upon, arising out of or relating in any way to the transactions contemplated herein, including all disputes, claims or causes of action arising out of or relating to the transactions contemplated herein or this Agreement as well as the interpretation, construction, performance and enforcement of this Agreement, shall be governed by the laws of the United States and the State of Nevada, without regard to any jurisdiction’s conflict-of-laws principles.

(b)	ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN SHALL BE INSTITUTED SOLELY IN THE STATE OF VIRGINIA OR THE FEDERAL COURTS OF THE UNITED STATES, IN EACH CASE LOCATED IN FAIRFAX COUNTY, VIRGINIA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)	EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THE PERFORMANCE THEREOF (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.08(c).

(d)	Each of the Parties acknowledge that each has been represented in connection with the signing of this waiver by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of this waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of this waiver and grants this waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

Section 4.09  Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner adverse to any Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated herein are fulfilled to the extent possible.

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Section 4.10  Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

Section 4.11  Specific Performance. Each Party agrees that irreparable damage would occur if any provision of this Agreement was not performed in accordance with the terms hereof and that each Party shall be entitled to seek specific performance of the terms hereof and thereof in addition to any other remedy at law or in equity.

Section 4.12  Construction. The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

Section 4.13  Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Closing Date.

Sysorex, Inc.

By:	/s/ Wayne Wasserberg
Name:	Wayne Wasserberg
Title:	Chief Executive Officer

[Investors’ Signatures Appear on Following Pages]

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Investor name: Brian M. Herman

By:	/s/ Brian M. Herman
Name:	Brian M. Herman

Registrable Securities: 100,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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Investor name: James Resnick and Lidia Resnick

By:	/s/ James Resnick
Name:	James Resnick

By:	/s/ Lidia Resnick
Name:	Lidia Resnick

Registrable Securities: 100,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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Investor name: Andrew Resnick

By:	/s/ Andrew Resnick
Name:	Andrew Resnick

Registrable Securities: 100,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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Investor name: Kantor Family Investments, Inc.

By:	/s/ Brian Kantor
Name:	Brian Kantor
Title:	Managing Member

Registrable Securities: 50,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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Investor name: B.K. Consulting Group LLC

By:	/s/ Brian Kantor
Name:	Brian Kantor
Title:	Managing Member

Registrable Securities: 100,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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Investor name: Bigger Capital Fund, L P

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member of the GP

Registrable Securities: 25,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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Investor name: District 2 Capital Fund, L P

By:	/s/ Michael Bigger
Name:	Michael Bigger
Title:	Managing Member of the GP

Registrable Securities: 25,000,000 shares of Common Stock issuable on exercise of Warrant 2

[Investor Counterpart Signature Page to Piggyback Registration Rights Agreement]

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